UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2019

Mercantile Bank Corporation

(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan		49504
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                                                                                                  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MBWM	The Nasdaq Stock Market LLC

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Bonus Plans

On May 23, 2019, the Boards of Directors of Mercantile Bank Corporation (“Mercantile”), and of Mercantile’s wholly-owned subsidiary, Mercantile Bank of Michigan (the “Bank”), adopted an executive officer bonus plan for 2019 (the “Executive Officer Plan”).

The Executive Officer Plan provides for cash bonuses for: Robert B. Kaminski, Jr., the President and Chief Executive Officer of Mercantile and the Chief Executive Officer of the Bank; Charles E. Christmas, the Executive Vice President, Chief Financial Officer, and Treasurer of Mercantile, and the Executive Vice President and Chief Financial Officer of the Bank; Raymond E. Reitsma, the President of the Bank and Executive Vice President of Mercantile; Robert T. Worthington, the Chief Operating Officer, Senior Vice President, General Counsel, and Secretary of Mercantile and the Bank; and Lonna L. Wiersma, the Senior Vice President and Human Resource Director of the Bank and Mercantile.

The maximum amount that can be allocated to the bonus pool is $615,831 under the Executive Officer Plan, provided, however, that the maximum amount will be appropriately adjusted if (a) a newly hired employee becomes eligible to participate in the plan, (b) a participant's base salary is adjusted during the year, or (c) a participant becomes ineligible before December 31, 2019.

Payment from the bonus pool under the plan, if any, is based on the achievement of targets under the following metrics for 2019:

12.5%     Non-performing assets

12.5%     Commercial loan portfolio composition

12.5%     Net interest margin

12.5%     Non-interest income

12.5%     Efficiency ratio

12.5%     Return on assets

12.5%     Return on equity

12.5%     Wholesale funds

The specific targets for each metric will be established by the Compensation Committee of Mercantile's Board of Directors.

Each individual target must be met or exceeded in order for the percentage associated with that metric to be credited toward payment from the bonus pool under the plan. The accumulated percentage for each individual target attained will be applied to the bonus pool amount to determine the total amount of the bonus pool to be awarded (the "Award Amount"). For example, if the first four factors are attained and the next four factors are not attained, and if the maximum amount is allocated to the bonus pool under the Executive Officer Plan, the Award Amount would be $615,831 x 50% = $307,915.50.

The Award Amount will be paid to each participant pro rata based on a uniform percentage of the participant's 2018 salary, (not to exceed: 40% of the 2019 salary of each of the Chief Executive Officer; 35% of the 2019 salary of each of the Chief Financial Officer and the President of the Bank; and 27.5% of the 2019 salary of the Chief Operating Officer Human Resources Director, under the plan.) Any bonus awards that are earned under the plan will be paid to the executive officers on or before March 15, 2020.

Payments under the plan are subject to specified conditions, qualifications, and clawback provisions. The plan, to the extent provided for in the plan, may be amended by the Compensation Committee of Mercantile's Board of Directors.

A copy of the Executive Officer Plan is attached as Exhibit 10.1.

Item 5.07         Submission of Matters to a Vote of Security Holders.

An annual meeting of our shareholders was held on May 23, 2019 (the “Annual Meeting”). At the Annual Meeting, our shareholders voted on each of the following four matters:

●	election of seven directors, each for a one-year term;

●	ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2019;

●	an advisory vote to approve the compensation of our named executive officers disclosed in our proxy statement for the Annual Meeting; and

●	an advisory vote on the frequency of advisory approval of the compensation of our named executive officers.

The final vote results for each of these four matters is set forth below.

The votes cast on the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David M. Cassard	9,416,604	364,047	0	3,685,669
Edward J. Clark	9,386,514	394,137	0	3,685,669
Michelle L. Eldridge	9,608,382	172,269	0	3,685,669
Jeff A. Gardner	9,486,366	294,285	0	3,685,669
Edward B. Grant	9,437,232	343,419	0	3,685,669
Robert B. Kaminski, Jr.	9,691,695	88,956	0	3,685,669
Michael H. Price	9,664,581	116,070	0	3,685,669

The votes cast on the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2019 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,343,467	74,533	48,319	0

The votes cast on the advisory vote to approve the compensation of our named executive officers disclosed in our proxy statement for the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
9,590,209	144,366	46,076	3,685,669

The votes cast on the advisory vote regarding the frequency of advisory approval of the compensation of our named executive officers were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-votes
8,258,931	106,113	1,372,389	43,217	3,685,669

For item 4, the Board of Directors recommended an advisory vote frequency of “One Year” for the future non-binding advisory resolutions to approve the compensation of our named executive officers. With the alternative of holding the executive compensation vote every “One Year” receiving the highest number of votes cast on the frequency proposal, the Board has determined that the Company will hold future non-binding advisory votes on the compensation of our named executive officers every year, at least until the next required vote on the frequency of shareholder votes on the compensation of our named executive officers. A shareholder advisory vote on the frequency of the shareholder advisory vote on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number               Description

10.1                           2019 Mercantile Executive Officer Bonus Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Mercantile Bank Corporation

By: /s/ Charles E. Christmas

Charles E. Christmas

                 Executive Vice President, Chief

                Financial Officer and Treasurer

Date: May 24, 2019

Exhibit Index

Exhibit Number                    Description

10.1                               2019 Mercantile Executive Officer Bonus Plan